ADVISORS DISCIPLINED TRUST 1810

                          SUPPLEMENT TO THE PROSPECTUS

     ONEOK Partners, L.P. (NYSE: OKS) has merged with and into ONEOK, Inc. (NYSE: OKE). Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Cohen & Steers Dynamic Income Portfolio, Series 2017-3 will include shares of ONEOK, Inc. and will no longer include units of ONEOK Partners, L.P.

     Supplement Dated:  July 5, 2017















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